UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

June 29, 2016
Date of Report (Date of earliest event reported)

OHIO VALLEY BANC CORP.
(Exact name of registrant as specified in its charter)

Ohio
(State or other jurisdiction of incorporation)

0-20914	31-1359191
(Commission File Number)	(IRS Employer Identification No.)

420 Third Avenue, Gallipolis, Ohio	45631
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (740) 446-2631

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On June 29, 2016, the shareholders of Milton Bancorp, Inc. ("MB") approved the proposed merger of MB with and into Ohio Valley Banc Corp. ("OVBC"), pursuant to the Agreement and Plan of Merger dated as of January 7, 2016, by and between MB and OVBC, as amended on April 20, 2016 (the "Merger Agreement").

In connection with the merger, shareholders of MB will be entitled to receive 1,636 of OVBC's common shares, or $37,219 in cash, or a combination of both, for each share of MB common stock, subject to reallocation in order to ensure that 80% of the outstanding MB common shares are exchanged for OVBC's common shares and that 20% are exchanged for cash.  Also in connection with the merger, the holders of the outstanding preferred shares of MB will be entitled to receive $3,600 in cash for each preferred share. Subject to the receipt of regulatory approvals and other customary closing conditions, MB and OVBC expect to complete the merger on August 5, 2016, as well as the merger of their subsidiaries, The Milton Banking Company ("Milton Bank") and The Ohio Valley Bank Company ("Ohio Valley Bank").

On July 5, 2016, Ohio Valley Bank and Milton Bank will mail to customers of Milton Bank an informational letter and other materials regarding the transition of the Milton Bank business to Ohio Valley Bank, subject to the consummation of the mergers.  A copy of the letter is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Securities Act of 1933 (the "1933 Act").  These statements are subject to certain risks and uncertainties, including a failure to satisfy the conditions to closing for the merger in a timely manner or at all; the inability of Ohio Valley Bank or its data processor to complete the necessary work by the anticipated closing date; and other risks set forth in OVBC's filings with the Securities and Exchange Commission ("SEC"), including OVBC's most recent Annual Report on Form 10-K.  Copies of documents filed with the SEC are available free of charge at the SEC's website at http://www.sec.gov and/or from OVBC's website at http://www.ovbc.com.

Important Information for Investors and Shareholders

This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy securities of OVBC.  The OVBC common shares to be issued in connection with the Merger have not been and will not be registered under the 1933 Act or the securities laws of any state and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01    Financial Statements and Exhibits.

(d)            Exhibits

 See Index to Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OHIO VALLEY BANC CORP.
Date:	June 29, 2016	By:	/s/Thomas E. Wiseman
Thomas E. Wiseman President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number          Description

99.1                        Letter to Customers of The Milton Banking Company